SUPPLEMENT DATED JUNE 28, 2022
To the following variable annuity prospectus:
Allianz Index Advantage ADV®
Dated April 29, 2022
ISSUED BY
Allianz Life Insurance Company of North America and Allianz Life® Variable Account B
This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

The Withdrawal Charge table on page 59 of the prospectus is corrected as included below and replaces the existing table:

Number of Complete Years Since Purchase Payment	Withdrawal Charge Amount
0	6.5%
1	6%
2	5%
3	4%
4	3%
5	2%
6 years or more	0%

PRO-006-0422
(IXA-003-ADV)